                             PERFORMANCE FUNDS TRUST
                       TELEPHONE: 1-800 PERFORM (737-3676)


             STATEMENT OF ADDITIONAL INFORMATION - OCTOBER 1, 2004
                            As amended March 28, 2005


                              THE MONEY MARKET FUND
                       THE U.S. TREASURY MONEY MARKET FUND
                      THE SHORT TERM GOVERNMENT INCOME FUND
                        THE INTERMEDIATE TERM INCOME FUND
                           THE STRATEGIC DIVIDEND FUND
                            THE LARGE CAP EQUITY FUND
                             THE MID CAP EQUITY FUND
                             THE LEADERS EQUITY FUND
                    THE PERFORMANCE ADVISOR GROWTH PORTFOLIO
                   THE PERFORMANCE ADVISOR MODERATE PORTFOLIO
                 THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO

      Performance Funds Trust (the "Trust") is an open-end, management investment company consisting of eleven separate series. This Statement of Additional Information ("SAI") contains information about the Class A Shares, the Class B Shares and the Institutional Class Shares of each of the following series--THE MONEY MARKET FUND, THE U.S. TREASURY MONEY MARKET FUND (THE "TREASURY FUND") (THE MONEY MARKET FUND AND THE TREASURY FUND ARE TOGETHER REFERRED TO HEREIN AS THE "MONEY MARKET FUNDS"), THE SHORT TERM GOVERNMENT INCOME FUND (THE "SHORT TERM FUND"), THE INTERMEDIATE TERM INCOME FUND (THE "INTERMEDIATE FUND") (THE SHORT TERM FUND AND THE INTERMEDIATE FUND ARE TOGETHER REFERRED TO HEREIN AS THE "INCOME FUNDS"), THE STRATEGIC DIVIDEND FUND, THE LARGE CAP EQUITY FUND, THE MID CAP EQUITY FUND AND THE LEADERS EQUITY FUND (THE LARGE CAP EQUITY FUND, THE MID CAP EQUITY FUND AND THE LEADERS EQUITY FUND ARE TOGETHER REFERRED TO HEREIN AS THE "EQUITY FUNDS") (each, a "Fund" and collectively, the "Funds"), AND THE CLASS C SHARES OF THE FOLLOWING SERIES, THE PERFORMANCE ADVISOR GROWTH PORTFOLIO (THE "GROWTH PORTFOLIO"), THE PERFORMANCE ADVISOR MODERATE PORTFOLIO (THE "MODERATE PORTFOLIO") AND THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO (THE "CONSERVATIVE PORTFOLIO") (HEREINAFTER REFERRED TO AS THE "PORTFOLIOS".) The investment objectives of each Fund are described in the Prospectus. See the "Investment Policies."

      This SAI is not a prospectus and should be read in conjunction with the Money Market Funds', the Portfolios', the Income Funds' and the Equity Funds' Prospectuses, each dated October 1, 2004. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The financial statements and related report of the independent registered public accounting firm in the Funds' (except for the Treasury Fund and the Strategic Dividend Fund) Annual Report for the fiscal year ended May 31, 2004 are incorporated by reference into this SAI. Copies of the Prospectuses and the Annual Report may be obtained without charge by writing to the Trust's distributor, at 3435 Stelzer Road, Columbus, Ohio 43219; or by calling the Trust at the telephone number indicated above.

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                                TABLE OF CONTENTS

Investment Policies.............................................   3
Description of Securities and Investment Practices..............   6
Investment Restrictions ........................................  20
Management of The Funds.........................................  22
Renewal of the Investment Advisory Contracts....................  27
Proxy Voting Policies...........................................  27
Distribution of Fund Shares ....................................  28
Rule 12b-1 Distribution Plan....................................  28
Calculation of Yield and Total Return...........................  30
Additional Purchase and Redemption Information..................  31
Determination of Net Asset Value................................  33
Portfolio Transactions..........................................  35
Federal Income Taxes............................................  36
Shares of Beneficial Interest...................................  39
Other Information...............................................  45
Custodian.......................................................  45
Legal Counsel...................................................  46
Experts.........................................................  46
Financial Statements............................................  46
Appendix........................................................  47

      NEITHER THE PROSPECTUS NOR SAI CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. NEITHER THE PROSPECTUS NOR SAI CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

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                              INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund (except for the Leaders Equity Fund and the Portfolios) is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders. All other investment limitations, other than the fundamental investment restrictions listed under "Investment Restrictions," described in the Prospectus or this Statement of Additional Information may be changed by the Trust's Board of Trustees. With respect to (1) the Funds' primary investment policy involving 80% of the Fund's "assets" and (2) the Fund's secondary investment policy involving the remainder of 20% of the Fund's "assets" as shown in the SAI and the Prospectuses, the term "assets" refers to "net assets plus borrowings for investment purposes." In addition, unless otherwise noted, each 80% primary investment policy is a nonfundamental policy which means it may be changed by the Board of Trustees without shareholder approval. The Funds will provide notice to shareholders at least 60 days prior to any change to this policy.

THE FUNDS

      THE MONEY MARKET FUND. The Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days. The Fund's investments may include any investments permitted under federal rules governing money market funds, including: U.S. Government Securities; domestic and foreign bank obligations; commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements and other high quality short-term securities (see "U.S. Government Securities", "Domestic and Foreign Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand, and Master Demand Notes").

      The Adviser selects only those U.S. dollar-denominated debt instruments that meet the high quality and credit risk standards established by the Board of Trustees and consistent with Federal requirements applicable to money market funds. In accordance with such requirements, the Fund will purchase securities that are rated within the top two rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated the security, by that NRSRO, or if not rated, the securities are deemed of comparable quality pursuant to standards adopted by the Board of Trustees. The Fund will purchase commercial paper only if, at the time of the investment, the paper is rated within the top rating category or deemed of comparable quality pursuant to standards adopted by the Board of Trustees. The Fund will invest no more than 5% of its total assets in securities rated below the highest rating category or, if unrated, deemed of comparable quality.

      The Fund may also invest in the securities of other investment companies (see "Investment Company Securities"). The Fund may also lend its portfolio securities (see "Lending Securities").

      THE TREASURY FUND. The Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by normally investing in obligations issued by the U.S. Treasury ("U.S. Treasury Securities") and repurchase agreements collateralized by U.S. Treasury Securities (see "U.S. Government Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand, and Master Demand Notes"). The Fund may purchase U.S. Treasury Securities on a "when-issued" basis (see "When-Issued, Delayed Delivery Securities and Forward Commitments"). U.S. Treasury Securities may also include STRIPs (see "Zero Coupon Securities and STRIPs"). The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days with no security having remaining a maturity exceeding 397 days.

      The Fund may also invest in the securities of other investment companies having similar investment policies (see "Investment Company Securities"). The Fund may also lend its portfolio securities (see "Lending Securities").

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      THE SHORT TERM FUND AND THE INTERMEDIATE FUND. Each Income Fund pursues its objective as described in the prospectus by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities (see "U.S. Government Securities" and "Mortgage Related Securities") within such Fund's given maturity restrictions described in the prospectus. These securities may also include zero coupon securities (see "Zero Coupon Securities").

      To permit desirable flexibility, the Short Term Fund has authority to invest up to 20% of its assets and the Intermediate Fund has authority to invest up to 35% of its total assets in corporate debt securities rated BBB or better by Standard &Poor's (S&P) or Baa or better by Moody's Investment Services, Inc. ("Moody's") (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of domestic and foreign banks variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Domestic and Foreign Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand and Master Demand Notes"). In addition, the Funds may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts and Options Thereon", "Investment in Bond Options" and "Risks Involving Futures Contracts"). The Funds may also invest in investment companies, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Company Securities", "When-Issued, Delayed Delivery Securities and Forward Commitments" and "Lending Securities").

      THE STRATEGIC DIVIDEND FUND. The investment objective of the Strategic Dividend Fund is to seek a level of current income and long term growth of income consistent with preservation of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Sub-Adviser seeks to achieve the Fund's investment objectives by investing in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities, in the 10 economic sectors of the S&P 500 Index (see "Convertible Securities"). The Fund typically focuses its investments in a small group of domestic large capitalization companies dividend paying stocks and is considered a non-diversified fund. Under normal market conditions, up to 35% of the Fund's total assets may be invested in options, warrants, foreign securities/ADRs, money market instruments, investment grade debt securities, U.S. Government Securities and futures contracts (see "Options on Common Stock and Stock Indices," "Warrants and Rights," "Foreign Securities and American Depository Receipts," "Corporate Debt Securities," "U.S. Government Securities", "Stock Index Future Contracts" and "Options on Index Futures"). The Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government Securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks, short term money market instruments including commercial paper rated "A-2" or better by S&P, or "P-2" or better by Moodys; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Domestic and Foreign Bank Obligations", "Commercial Paper", "Repurchase Agreements" and "Variable and Floating Rate Demand Notes".) The Fund may also invest in investment companies and lend portfolio securities (see "Investment Company Securities" and "Lending Securities".)

      THE LARGE CAP EQUITY FUND. The Large Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks. The Fund may also enter into stock index futures contracts, options on securities, and options on futures contracts to a limited extent (see "Stock Index Futures Contracts", "Options on Common Stocks and Stock Indices" and "Options on Index Futures "). The Fund expects to invest primarily in securities of U.S. based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see "Foreign Securities"). Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of large U.S. companies. Large companies are defined as those with market capitalization in excess of $3 billion at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 80% test even if they subsequently fall below this range. Under normal conditions, up to 20% of the Fund's assets may be invested in small capitalization stocks, foreign securities, U.S. Government Securities and options and futures transactions (see "U.S. Government Securities,"). When warranted by business or financial conditions, or when, in the opinion of the Adviser, it is the best interests of the Fund, the Fund may for temporary defensive purposes invest up to 100% of its total assets in U.S. Government

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Securities or, subject to a 25% industry concentration limitation, certificates of deposit, bankers' acceptances, commercial paper rated "A-2" or better by S&P or "P-2" or better by Moodys, repurchase agreements (maturing in seven days or less) mortgage related and asset backed securities and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated A or better by at least two rating organizations(see "Corporate Debt Securities," "Mortgage Related Securities" and "Other Asset Backed Securities"). The Fund may also invest in investment companies and lend portfolio securities (see "Investment Company Securities" and "Lending Securities".)

      THE MID CAP EQUITY FUND. The Mid Cap Equity Fund pursues its objective of growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of mid-sized companies. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P Mid Cap Index at the time of investment. The S&P Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 80% test even if its capitalization subsequently falls outside the range of the index. Under normal market conditions, up to 20% of the Fund's assets may be invested in options, warrants, preferred stock, foreign securities, money market instruments, securities convertible into common or preferred stock, futures contracts and equity securities of larger capitalized companies (see "Options on Common Stock and Stock Indices," "Warrants," "Convertible Securities," "Foreign Securities and American Depository Receipts," "Corporate Debt Securities," "Stock Index Future Contracts" and "Options on Index Futures"). The Fund may invest without limit in investment grade corporate debt securities, mortgage related and asset backed securities, preferred stock and equity securities of larger capitalized companies for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government Securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks, short term money market instruments including commercial paper rated "A-2" or better by S&P, or "P-2" or better by Moodys; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Domestic and Foreign Bank Obligations", "Commercial Paper", "Repurchase Agreements" and "Variable and Floating Rate Demand Notes." The Fund may also invest in investment companies and lend portfolio securities (See "Investment Company Securities" and "Lending Securities".)

      THE LEADERS EQUITY FUND. The Leaders Equity Fund pursues its objective of long-term capital appreciation by investing under normal circumstances, at least 80% of its net assets in equity securities of (1) companies with market capitalizations greater than $500 million at the time of purchase and (2) companies whose stock price performance and other fundamentals are considered by the Adviser to be in the top 25% of equity markets as measured by various financial industry research companies and other independent organizations providing similar services. The Fund typically focuses its investments in a core group of 20-40 stocks and is considered a non-diversified fund. Under normal market conditions, up to 20% of the Fund's assets may be invested in options, warrants, preferred stock, foreign securities/ADRs, money market instruments, investment grade debt securities and securities convertible into common or preferred stock, futures contracts and equity securities of larger capitalized companies (see "Options on Common Stock and Stock Indices," "Warrants," "Convertible Securities," "Foreign Securities and American Depository Receipts," "Corporate Debt Securities," "Stock Index Future Contracts" and "Options on Index Futures"). The Fund may invest without limit (i.e., constituting more than the 30-40 stocks of the core portfolio) in debt instruments, preferred stock and equity securities of larger capitalized companies for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government Securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks, short term money market instruments including commercial paper rated "A-2" or better by S&P, or "P-2" or better by Moodys; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Domestic and Foreign Bank Obligations", "Commercial Paper", "Repurchase Agreements" and "Variable and Floating Rate Demand Notes".) The Fund may also invest in investment companies and lend portfolio securities (see "Investment Company Securities" and "Lending Securities".)

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THE PERFORMANCE ADVISOR LIFESTYLE SERIES

      The Prospectus discusses the investment objectives and strategies for the Portfolios, each of which is a "fund of funds," that invests primarily in Institutional Class Shares of the Equity Funds, Income Funds and Money Market Funds described above. Each of the Portfolios allocates periodically its assets among the Equity Funds, Income Funds and Money Market Funds within predetermined ranges in accordance with such Portfolio's objective, potential investment risk and reward to ensure broad diversification among asset classes and in response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation. See "Investment Companies". Accordingly, the following description of securities and investment practices are applicable to the Portfolios indirectly as a result of their underlying investment in the Equity Funds, Income Funds and Money Market Funds.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

      U.S. GOVERNMENT SECURITIES (all Funds). The Funds, except as noted below, may invest in all types of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. Government agencies or which are supported by the full faith and credit pledge of the U.S. Government. The only U.S. Government securities in which the Treasury Fund may invest are U.S. Treasury obligations. In the case of U.S. Government obligations which are not backed by the full faith and credit pledge of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and participation in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. Government (such as Government Trust Certificates). See "Mortgage-Related Securities" and "Other Asset-Backed Securities" below.

      DOMESTIC AND FOREIGN BANK OBLIGATIONS (all Funds except the Treasury
Fund). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of its affiliates, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds limit their investments in U.S. bank obligations to obligations of U.S. banks (including foreign branches). The Funds limit their investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches of foreign banks) which, in the opinion of the Adviser, are of an investment quality comparable to obligations of U.S. banks which may be purchased by the Funds.

      Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 10% of the value of the total assets of the Fund.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments; that the obligations may be less marketable than comparable obligations of U. S. banks; that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; that foreign deposits may be seized or nationalized; that foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

      Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all-foreign branches of U.S. banks are supervised or examined by regulatory authorities, as are United States banks, and such branches may not be subject to reserve requirements.

      COMMERCIAL PAPER (all Funds except the Treasury Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.

      CORPORATE DEBT SECURITIES (all Funds except the Treasury Fund). The Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar denominated obligations of foreign issuers, including, for the Equity and Government Funds, those described below under "Foreign Securities and American Depository Receipts." Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. Bank obligations include, but are not limited to certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of a Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions to such issuer's country; and, (iii) other considerations the Adviser deems appropriate. Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities (see "Foreign Securities and American Depository Receipts" below for more details). The Money Market Fund's investments in U.S. corporate debt securities are limited to corporate bonds, debentures, notes and other similar corporate debt instruments which meet previously disclosed minimum ratings or if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest.

      UNRATED INVESTMENTS (all Funds except the Treasury Fund). Each Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund in accordance with procedures adopted by the Board of Trustees.

      After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. However, in the case of the Money Market Fund, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Fund's Adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

      LETTERS OF CREDIT (all Funds except the Treasury Fund). Each Fund may purchase debt obligations backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser are of investment quality comparable to other permitted investments of the fund may be used for letter of credit-backed investments.

      LENDING OF SECURITIES (all Funds). Each Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned might occur during the term of the loan would be for the account of the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. Each Fund may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or other liquid securities having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of securities loaned rises (i.e., the borrower "marked-to-market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of a Fund's total assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

      INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Income Funds and The Money Market Fund may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

      Generally, if market interest rates increase, the value of outstanding debt securities decline (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of selling its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have declined. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued investment of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

      At the time a Fund enters into a futures transaction, it is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures which is continually "marked-to-market."

      The Funds may engage only in interest rate futures contract transactions involving (i) the sale of the designated debt securities underlying the futures contract (i.e., short positions) to hedge the value of securities held by such Funds; (ii) the purchase of the designated debt securities underlying the futures contract when such Funds hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) activities that are incidental to a Fund's activities in the cash market in which such a Fund has determined to invest. If the market moves favorably after a Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

      The Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities it holds.

      The Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates, provided that not more than 25% of each Fund's net assets are at risk due to such transactions.

      An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

      INVESTMENT IN BOND OPTIONS. The Income Funds may purchase put and call options and write covered put and call options on securities in which each such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put option, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

      The Income Funds may write put and call options on bonds only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if an Income Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if an Income Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

      The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Income Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Income Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Income Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

      Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Income Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If an Income Fund, as a covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Income Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

      OPTIONS ON COMMON STOCKS AND STOCK INDICES (The Equity Funds only). Each Fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if a Fund owns or has the right to acquire the optioned securities and maintains, in a segregated account with its custodian, liquid assets with a value sufficient to meet its obligations under the call, or if a Fund owns an offsetting call option. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price, regardless of market price changes during the call period. If the call is exercised, each Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

      Each Fund also may purchase put options ("puts"). When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. If a put is purchased and becomes worthless on its expiration date, a Fund will have lost the premium and this will have the effect of reducing the Fund's return.

      Each Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call previously written by the Fund if the premium, plus commission costs, paid to purchase the call is less (or greater) than the premium, less commission costs, received on the sale of the call. A gain also will be realized if a call which the Fund has written lapses unexercised, because the Fund would retain the premium.

      Each Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. There can be no assurance that a liquid secondary market will exist at any given time for a particular option.

      INDEX FUTURES CONTRACTS (Equity Funds). Each Fund may enter into stock index futures contracts in order to protect the value of common stock investments, provided that not more than 25% of the Fund's total assets are at risk due to such transactions. An index futures contract is a contract to buy or sell units of an index at a specified future date, at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Funds may enter into stock index futures contracts and may purchase and sell options thereon.

      There are several risks in connection with the use by the Funds of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in the Adviser's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

      Successful use of the index futures by the Funds for hedging purposes is also subject to a Fund's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

      OPTIONS ON INDEX FUTURES (Equity Funds). Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      ADDITIONAL LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. In order to comply with undertakings made by the Trust pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Funds will each use interest rate and stock index futures contracts and options thereon, respectively, solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z)(1); provided, however, that with respect to each long position in an interest rate futures contract or option thereon that will be used as part of a portfolio management strategy and that is incidental to such Fund's activities in the underlying cash market but would not come within the meaning and intent of Reg. 1.3(z)(1), the "underlying commodity value" (the size of the contract or option multiplied by its current settlement price) of each such long position will not at any time exceed the sum of:

      (1) The value of short-term United States debt obligations or other United States dollar-denominated high quality short term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on such contract or option;

      (2) Unrealized appreciation on such contract or option held at the broker; and

      (3) Cash proceeds from existing investments due in not more than 30 days.

      No Fund will enter into financial futures contracts and options thereon for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options it has entered into; provided, however, that the "in-the-money" amount of an option that was "in-the-money" at the time of purchase will be excluded in computing such 5%.

      RISKS INVOLVING FUTURES TRANSACTIONS. Transactions by Funds in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Funds' incurring larger losses than would otherwise be the case. The use of stock index futures contracts and put options on stock index futures contracts may impair the liquidity of the Funds' assets and the ability to operate as an open-end investment company. The Adviser will monitor the Funds' use of such techniques and report to the Board of Trustees concerning their impact, if any, on liquidity and the Funds' ability to meet redemptions.

      REPURCHASE AGREEMENTS (all Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U. S. Treasury or other government obligations or high quality money market instruments in which the Fund is permitted to invest. The Funds will enter into repurchase agreements only with dealers, domestic banks (members of the Federal Reserve System having total assets in excess of $500 million) or recognized financial institutions which, in the opinion of the Adviser and in accordance with guidelines adopted by the Board of Trustees, present minimal credit risks. The Fund will require that the value of such underlying securities, together with any other collateral held by a Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreements will always be less than one year. A Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the sellers obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% (10% for the Money Market Fund and the Treasury Fund) of the total net assets of the Fund would be so invested.

      SHORT-TERM TRADING (all Funds). The Funds do not make a practice of short-term trading; however, purchases and sales of securities will be made whenever necessary in the management's view to achieve the investment objectives of the Fund. The Adviser does not expect that in pursuing the Funds' investment objectives unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such investment objective. The Adviser believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing the Funds' investment objectives than would otherwise be the case.

      VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (all Funds). The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that such Fund will not receive the principal note amount within seven days' notice, in combination with a Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% (10% with respect to the Money Market Fund and the Treasury Fund) of that Fund's net assets.

      The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in this Prospectus for short term debt securities.

      FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS ("ADRs") (The Equity Funds). The Equity Funds may invest in foreign securities through the purchase of ADRs and may also invest directly in certain debt securities of foreign issuers. The foreign debt securities in which the Equity Funds may invest include securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar denominated commercial paper of a foreign issuer). Each Equity Fund's investment in foreign debt securities is limited to 5% of its total assets. The Leaders Equity, Mid Cap Equity and Large Cap Equity Funds may invest in ADRs. Generally these are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic securities market. The Funds intend to invest less than 20% of each Fund's total assets in ADRs.

      There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

      In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

      Investments in foreign securities and ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers, including through ADRs, are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect the value of the particular security or ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. In addition, with respect to all ADRs, there is always the risk of loss due to currency fluctuations.

      WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS (all Funds, except the Money Market Fund). The Funds may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate cash or liquid high-grade debt securities with a Fund's custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

      MORTGAGE-RELATED SECURITIES (all Funds except the Treasury Fund). The Funds may, consistent with its respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Mortgage-related securities, for purposes of the Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Funds also may invest in mortgage pass-through securities, where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return of POs could be adversely affected. The Funds will treat IOs and POs as illiquid securities except for IOs and POs issued by the U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Adviser.

      The Funds may also invest in certain Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and prepaid principal on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including repayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. When purchasing CMO's or REMIC's, the Adviser will use the actual maturity date, average life calculation and structure of the CMO or REMIC to determine the effective maturity. To the extent a particular CMO or REMIC is issued by an investment company, a Fund's ability to invest in such CMOs or REMICs will be limited. The Funds will not invest in the residual interests of REMICs.

      The Adviser expects that new types of mortgage-related securities may be developed and offered to investors. The Adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities.

      Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Funds' share values and yields are not guaranteed and the Funds' share values will fluctuate, and there can be no assurance that each Fund's investment objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

      OTHER ASSET-BACKED SECURITIES (all Funds except the Treasury Fund). The Funds may also invest in other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile Receivables(C)("CARS(C)"). CARS(C) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARS(C) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(C) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

      ILLIQUID SECURITIES. The Funds, except for the Strategic Dividend Fund (which has adopted a non-fundamental policy), have adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the Adviser pursuant to procedures adopted by the Board.

      The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

      The Adviser will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 15% (10% with respect to the Money Market Fund and the Treasury
Fund) of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 3.

      SMALL CAP COMMON STOCKS. Investing by the Leaders Equity Fund and Mid Cap Equity Fund in the common shares of "smaller" companies generally entails greater risk and volatility than investing in large, well-established companies. The securities of small capitalization companies may offer greater potential for capital appreciation than the securities of larger companies since they may be overlooked by investors or undervalued in relation to their earnings power. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies; thus they may provide greater opportunities for long-term capital appreciation as a result of relative inefficiencies in the marketplace.

      MID CAP COMMON STOCKS. Investing by the Mid Cap Equity Fund in the common stocks of mid-sized companies generally entails greater risk and volatility than investing in large, well-established companies. However, mid-sized companies seem to offer unique competitive advantages because, unlike companies listed on the Standard

& Poors Composite 500 Index, these companies are still in the developmental stages of their life cycle and are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, in comparison with smaller companies, mid-sized companies tend to have more diversified products, markets, and better financial resources. Furthermore, mid-cap companies tend to have a more defined organizational structure and a plan for management succession. Finally, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.

      INVESTMENTS IN WARRANTS AND RIGHTS. The Equity Funds may invest in warrants, which in general are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      CONVERTIBLE SECURITIES. The Leaders Equity Fund, Mid Cap Equity Fund and Large Cap Equity Fund may, as an interim alternative to investment in common stocks, and the Strategic Dividend Fund may purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by Standard & Poor's Corporation ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      The Funds may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Securities rated less than "A" by S&P may have speculative characteristics. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See the Appendix for an explanation of different rating categories.

      In selecting convertible securities for the Funds, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund may purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

      The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

      INVESTMENT COMPANY SECURITIES (all Funds). Each Fund may invest in securities issued by other investment companies including shares of the Money Market Fund and the Treasury Fund (in the case of the

Portfolios, each Portfolio may invest in all Funds). Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include a prohibition against a Fund (except for a Portfolio) investing more than 10% of the value of its total assets in such securities in the aggregate. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative fees. In order to avoid the imposition of additional fees as a result of investments by the Trust's Funds in the Money Market Fund and the Treasury Fund, the Advisor and the Administrator will reduce that portion of their usual service fees from each Fund (except for a Portfolio) by an amount equal to their service fee from the Money Market Fund that are attributable to those Fund investments. The Adviser and the Administrator will promptly forward such fees to the Trust's Funds. Effective July, 2003, the Funds and the Adviser received an order from the SEC for an exemption from certain provisions of the 1940 Act to permit the Funds ("Investing Funds") to invest their uninvested cash and cash collateral received through securities lending programs ("Cash Balances") in certain money market funds advised by the Adviser (i.e., the Institutional Class of each Money Market
Fund). Pursuant to the SEC order, each Fund will be permitted to use Cash Balances to acquire shares of a Money Market Fund (i) in excess of 3 percent of the total outstanding voting stock of the Money Market Fund, (ii) in excess of 5 percent of the Investing Fund's total assets, and (iii) such that securities issued by the Money Market Fund and all other investment company shares held by the Investing Fund represent in excess of 10 percent of the Investing Fund's total assets, provided however, that in all cases the Investing Fund's aggregate investment of Uninvested Cash in shares of the Money Market Funds shall not exceed 25 percent of the Investing Fund's total assets at any time. The investment advisory fee payable to the Adviser by the Investing Fund under the SEC order does not have to be reduced by the amount of the advisory fee payable by the Money Market Fund on the value of the assets acquired, as was previously required. Additionally, so long as its shares are held by an Investing Fund, no Money Market Fund shall acquire securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act.

      INVESTMENTS IN SMALL, UNSEASONED COMPANIES. The Leaders Equity Fund, Large Cap Equity Fund and Mid Cap Equity Fund may invest in small-unseasoned companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings. The Fund may receive lower prices than might otherwise be obtained.

      CORPORATE REORGANIZATIONS. The Leaders Equity Fund, Mid Cap Equity Fund and Large Cap Equity Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Funds.

      In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately after the announcement of the offer or proposal. However, the increased market price of such securities may still discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

      In making such investments, each Fund will not violate any of its diversification requirements or investment restrictions, including the requirement that, except for the investment of up to 25% of its total assets in any one company or industry, not more than 5% of its total assets may be invested in the securities of any one issuer.

Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Funds, thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Funds to meet the tests for favorable tax treatment as a "Regulated Investment Company" specified by the Internal Revenue Code (see the Prospectus, "Dividends, Distributions and Federal Income Taxes"). The Adviser intends to select investments of the type described which in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Internal Revenue Code.

      SHORT SALES. The Mid Cap Equity Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Funds expect to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

      When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Funds' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U. S. Government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from whom it borrowed the security regarding payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      The market value of the securities sold short of any one issuer will not exceed either 5% of a Fund's total assets or 5% of such issuer's voting securities. Each Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. Each Fund may also make short sales "against the box" with out respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

      REVERSE REPURCHASE AGREEMENTS (Equity Funds only). The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Funds would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities during market conditions deemed unfavorable by the Adviser to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as are consistent with the Fund's investment objective having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      ZERO COUPON SECURITIES AND STRIPS (all Funds). The Funds, except the Treasury Fund, may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

      The Funds may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently. Under the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The interest component of STRIPS may be more volatile than that of U S Treasury bills with comparable maturities. The U.S. Treasury Money Market Fund is not permitted to invest any other stripped securities other than STRIPS described above.

      Currently Federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

      PORTFOLIO TURNOVER. Purchases and sales are made for the Funds whenever necessary, in the Adviser's opinion, to meet each Fund's objectives. Portfolio turnover may involve the payment by the Funds of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which will increase the Fund's total operating expenses. Increased portfolio turnover may increase the likelihood of additional capital gains for the Fund. Each of The Mid Cap Equity Fund, the Strategic Dividend Fund and Large Cap Equity Fund does not anticipate that its annual portfolio turnover rate will exceed 200%, 100% and 100% respectively. The portfolio turnover rate is not expected to exceed 250% for the Short Term Fund and 150% for the Intermediate Fund.

                            INVESTMENT RESTRICTIONS

      The following investment restrictions are fundamental policies of all Funds except as noted. Fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "Shares of Beneficial Interest" in this Statement of Additional Information).

      None of the Funds, except where indicated, may:

      (1) purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except for the Money Market Fund, which will not be limited in its investments in obligations issued by the domestic banking industry, and the Portfolios, each of which will not be limited in its investments in the mutual fund industry), provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

      (2) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Funds' investment program may be deemed to be an underwriting;

      (3) except for the Strategic Dividend Fund, invest more than 15% (10% in the case of the Money Market Fund and the Treasury Fund) of the current value of its net assets in repurchase agreements maturing in more than seven days, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, or in securities or other assets which the Board of Trustees determines to be illiquid securities or assets. For purposes of this restriction, securities issued pursuant to Rule 144A or section 4(2) may be considered to be liquid pursuant to guidelines adopted by the Board of Trustees;

      (4) acquire securities for the purpose of exercising control or management over the issuers thereof;

      (5) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

      (6) invest in shares of other open-end, management investment companies, beyond the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. In order to avoid the imposition of additional fees as the result of investments by the Trust's Funds in affiliated Funds the Adviser and Administrator will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the lesser of acquiring or acquired Funds that are attributable to those Fund investments;

      (7) make loans or lend its portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's total assets;

      (8) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Funds may enter into financial futures contracts and may write call options and purchase call and put options on financial futures contracts as generally described in the Prospectus and this SAI;

      (9) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for "margin" payments in connection with financial futures contracts and options on futures contracts) or (except for the Mid Cap Equity Fund) make short sales of securities; or

      (10) issue senior securities or otherwise borrow, except that each Fund may borrow from banks up to 33 1/3% of the current value of its total assets and these borrowings may be secured by the pledge of up to 33 1/3% of the current value of its total assets; and provided further that a Fund may acquire when-issued securities, enter into other forward contracts to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks-to-market daily such collateral).

      No Fund (except for the Leaders Equity Fund, the Strategic Dividend Fund and the Portfolios) may, with respect to 75% (100% with respect to the Money Market Fund and the Treasury Fund) of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer provided however, the Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof. The Strategic Dividend Fund may not as a non-fundamental policy invest more than 15% of its total assets in illiquid securities.

      If any percentage limitation described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities to exceed the limitation set forth in the Fund's Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

CODES OF ETHICS

      The Trust, the Distributor, the Adviser, and the Sub-Adviser have each adopted Codes of Ethics designed to prevent affiliated persons of the Trust, the Distributor and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds, which also may be held by the person subject to the Code.

                             MANAGEMENT OF THE FUNDS

      The Trust's Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The names of the Trustees, their addresses, ages, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                             POSITION(S)    TERM OF                                            IN FUND       OTHER
                                HELD       OFFICE AND                                          COMPLEX     DIRECTOR-
                              WITH THE    LENGTH OF        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN    SHIPS HELD
NAME, ADDRESS, AND AGE          TRUST     TIME SERVED               PAST 5 YEARS              BY TRUSTEE   BY TRUSTEE
------------------------     -----------  ------------    --------------------------------    ----------   ----------
NON-INTERESTED TRUSTEES

Joe J. Powell III            Trustee       Indefinite     Founder, Director and President,       11            N/A
Age 51,                                    11/02 to       Maximum Information Technology,
417 Glenway Drive                          present        Inc., 2000 to present; Executive
Jackson, MS 30602                                         Vice President and Director,
                                                          First Deposit Guaranty 1995-2000.

Walter P. Neely, Ph.D.,      Trustee       Indefinite     Professor and Consultant,              11            N/A
CFA,                         and           5/92 to        Millsaps College, Jackson,
Age 59,                      Chairman      present        Mississippi, since 1980.
1701 North State Street,
Jackson, MS 39210

INTERESTED TRUSTEE
Walter B. Grimm,             Trustee      Indefinite      Employee of BISYS Fund Services        11            *
Age: 58,                                  9/98 to         -- 6/92 to present Currently
3435 Stelzer Road                         present         serves as Senior Vice President.
Columbus, Oh 43219

* Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services. Mr. Grimm also serves as a director or trustee of the following fund groups: American Performance Funds, The Coventry Group, and Variable Insurance Funds.

Principal Officers

        NAME, ADDRESS,           POSITION(S) HELD WITH THE    TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION(S)
           AND AGE                         TRUST                   OF TIME SERVED             DURING PAST 5 YEARS
----------------------------    --------------------------   ---------------------------  --------------------------
Walter B. Grimm,                President of the Trust       Indefinite, 9/98 to present  Employee of BISYS Fund
Age: 58,                                                                                  Services -- 6/92 to
3435 Stelzer Road                                                                         present Currently serves
Columbus, Oh 43219                                                                        as Senior Vice President.

Curtis Barnes,                  Secretary of the Trust       Indefinite, 5/99 to present  Vice President, Legal
Age 50,                                                                                   Services, BISYS Fund
3435 Stelzer Road,                                                                        Services - Since May 1995
Columbus, OH

Nadeem Yousaf,                  Treasurer of the Trust       Indefinite, 2/00 to present  Vice President, Tax &
Age 34,                                                                                   Financial Services, BISYS
3435 Stelzer Road,                                                                        Fund Services - Since
Columbus, OH                                                                              August 1999. Formerly,
                                                                                          Director of Canadian
                                                                                          Operations, Investors Bank
                                                                                          and Trust

Anthony Mercure                 Assistant Treasurer and      Indefinite, 9/04 to present  Senior Vice President,
Age 44,                         Principal Accounting                                      Financial Services, BISYS;
3435 Stelzer Road,              Officer                                                   employee of BISYS since
Columbus, OH                                                                              March 1989

George Stevens                  Chief Compliance Officer     One year, 9/04 to present    From September 1996 to
Age 53,                         of the Trust and                                          present, employee of BISYS
3435 Stelzer Road,              Anti-Money Laundering                                     Fund Services
Columbus, OH                    Officer

      As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of Trustees who are not "interested persons" of the Trust will be made by such disinterested Trustees. See "Rule 12b-1 Distribution Plan" in this SAI.

      Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $5,000 and a fee for each Board of Trustees and Board committee meeting attended of $1,000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings. In addition to the meeting fee, the Audit Committee Chairman receives an annual fee of $1,000.

      The Trust has an Audit Committee, consisting of all of the Independent Trustees. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with Trustmark on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended May 31, 2004.

      The Trust also has a Nominating and Governance Committee that is comprised of the non-interested Trustees. The Nominating and Governance Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating and Governance Committee did not meet during the fiscal year ended May 31, 2004. The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Trust. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired, whether such stockholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Trust's proxy statement, should be submitted within a reasonable time (120 days) before the Trust begins to print and mail its proxy statement.

      The following table sets forth-total compensation paid to Trustees for the fiscal year ended May 31, 2004. Except as disclosed below, no officer or person affiliated with the Funds received compensation from the Funds for the fiscal year ended May 31, 2004 in excess of $60,000. *

                               COMPENSATION TABLE

                                                             PENSION OR
                                                             RETIREMENT       ESTIMATED
                                                           BENEFITS ACCRUED     ANNUAL            TOTAL
                                          AGGREGATE          AS PART OF        BENEFITS     COMPENSATION FROM
                                      COMPENSATION FROM         FUND             UPON         REGISTRANT AND
   NAME OF PERSON, POSITION            THE REGISTRANT         EXPENSES        RETIREMENT       FUND COMPLEX
   ------------------------           -----------------    ----------------   ----------    -----------------
John J. Pileggi, Trustee +                 $  7,250                                              $  7,250

James T. Mallette, Trustee++               $ 10,000                                              $ 10,000

Walter P. Neely, Ph.D., CFA Trustee        $ 14,000                                              $ 14,000

Joe J. Powell III, Trustee                 $ 11,000                                              $ 11,000

Walter B. Grimm, Trustee**                 $      0                                              $      0

*  No executive officer is compensated by the Trust.

** Mr. Grimm is an affiliate of the Trust and therefore is not compensated by the Trust for his services as Trustee.

+  Mr. Pileggi resigned as Trustee effective April 20, 2004.

++ Mr. Mallette resigned as Trustee effective May 11, 2004.
---------------------

      No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

        Name of            Name of Owners and                  Title of    Value of
Non-Interested Trustee   Relationships to Trustee    Company    Class     Securities
----------------------   ------------------------    -------   --------   ----------
Joe J. Powell, III               None                 None       None         No
Walter P. Neely                  None                 None       None         No

      No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (I) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

      -     the Funds;

      -     an officer of the Funds;

      - an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

      - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

      -     the Adviser or principal underwriter of the Funds;

      -     an officer of the Adviser or principal underwriter of the Funds;

      - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

      For the year ended December 31, 2003, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment company overseen by the Trustees within the same family of investment companies as the Funds is as follows:

INTERESTED TRUSTEES

                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                              SECURITIES IN ALL REGISTERED
                                                            INVESTMENT COMPANIES OVERSEEN BY
                                 DOLLAR RANGE OF EQUITY           TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                  SECURITIES IN THE FUNDS          INVESTMENT COMPANIES
---------------                  -----------------------   ---------------------------------
Walter B. Grimm                         $      0                        $      0

INDEPENDENT TRUSTEES

                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                              SECURITIES IN ALL REGISTERED
                                                            INVESTMENT COMPANIES OVERSEEN BY
                                 DOLLAR RANGE OF EQUITY           TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                  SECURITIES IN THE FUNDS          INVESTMENT COMPANIES
---------------                  -----------------------   ---------------------------------
Joe J Powell, III                        $       0                        $       0
Walter P. Neely, Ph.D.              Over $ 100,000                   Over $ 100,000

      The Officers of the Trust receive no compensation directly from the Trust for performing the duties of their office. BISYS Fund Services may receive fees pursuant to the Distribution and Shareholder Services Plan and the

Administrative Services Plan. BISYS Fund Services Ohio, Inc. ("BISYS") receives fees from the Fund for acting as administrator and transfer agent and for providing certain fund accounting services. Messrs. Grimm, Barnes and Yousaf are employees of BISYS.

      As of September 1, 2004, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

      THE ADVISER. Trustmark Investment Advisors, Inc., ("Trustmark" or the "Adviser"), located at 248 East Capitol Street, Jackson, Mississippi 39201, provides investment advisory services to the Funds and the Portfolios. Trustmark is a wholly owned subsidiary of Trustmark National Bank. Pursuant to an Assumption Agreement dated June 1, 2002, Trustmark assumed all duties of Trustmark National Bank and Trustmark Investment Advisers, Inc. which had provided investment advisory services to the Funds since inception pursuant to a Master Investment Advisory Contract and an Assumption Agreement dated April 25, 2001, respectively, with the Trust (the Assumption Agreement and Master Investment Advisory contract are collectively referred to as the "Advisory Contracts"). Subject to such policies determined by the Trust's Board of Trustees, Trustmark makes investment decisions for the Funds.

      Trustmark National Bank is a wholly owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.

      The Advisory Contracts provide that the Adviser shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Contracts, the Adviser furnished to the Board of Trustees, periodic reports on the investment strategy and performance of each Fund.

      The Adviser has agreed to provide to the Funds, among other things, money market security and fixed income research, and analysis, statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.

      The Advisory Contracts will continue in effect for more than two years provided the continuance is approved annually, (i) by the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940
Act) or by the Trust's Board of Trustees, and (ii) by a majority of the trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned. See "Renewal of Investment Advisory Contracts" below.

      For the advisory services it provides to the Funds, Trustmark may receive fees based on average daily net assets up to the following annualized rates: the Treasury Fund, 0.30%; the Money Market Fund, 0.30%; the Short Term Fund, 0.40%; the Intermediate Fund, 0.50%; the Strategic Dividend Fund, 0.75%; the Large Cap Equity Fund, 0.60%; the Mid Cap Equity Fund, 0.75%; the Leaders Equity Fund, 1.00%; the Growth Portfolio, 0.25%; the Moderate Portfolio, 0.25%; and the Conservative Portfolio, 0.25%.

      Effective August 17, 2004, Orleans Capital Management ("OCM") was retained as Sub-Adviser to the Strategic Dividend Fund pursuant to a sub-advisory agreement among the Trust, Trustmark and OCM. Pursuant to the sub-advisory agreement, OCM will provide day-to-day management of the Fund's portfolio. Under the Agreement, the Trust will pay OCM a fee of 0.40% for the average net assets.

      For the fiscal years ended May 31, 2002, May 31, 2003 and May 31, 2004, Trustmark, Trustmark National Bank and/or Trustmark Financial Services, Inc. were entitled to and waived advisory fees as listed below*:

                                              TRUSTMARK ENTITLED                     TRUSTMARK WAIVED
                                       2002          2003        2004          2002        2003        2004
                                    -----------  -----------  -----------    ----------  ---------   ---------
The Money Market Fund               $ 1,916,595  $ 1,723,486  $ 1,571,505    $  367,292  $ 288,357   $ 261,914
The Short Term Fund                     361,743      396,421      386,568            --         --          --
The Intermediate Fund                   538,580      474,936      409,237        53,860     47,495      40,923
The Large Cap Equity Fund               998,234      668,139      633,190            --         --          --

The Mid Cap Equity Fund                 662,982      578,142      646,760            --         --          --
The Leaders Equity Fund                 203,908      206,184      279,357        99,558     88,249      90,442
The Advisor Growth Portfolio                 --           --       12,091            --         --      12,091
The Advisor Moderate Portfolio               --           --       12,047            --         --      12,047
The Advisor Conservative Portfolio           --           --       10,963            --         --      10,963

* no information is provided for the Treasury Fund and the Strategic Dividend Fund which had no operations during the reporting period.

      Trustmark National Bank also serves as Custodian for each of the Funds. See "Custodian." BISYS Fund Services and its affiliates serve as the Funds' transfer agent and provides certain administrative, shareholder servicing and fund accounting services for each Fund.

      ADMINISTRATOR. The Funds entered into an Administration Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"). Under the contract BISYS provides management and administrative services necessary for the operation of the Funds, furnishes office space and facilities and pays the compensation of the Trust's officers affiliated with BISYS. For these administrative services, BISYS is entitled to a monthly fee at the annual rate of 0.15% Fund.

      For the fiscal year ended May 31, 2004, BISYS earned fees totaling $785,762, $144,964, $122,772, $158,300, $129,353, $41,904, $7,255, $7,228 and
$6,578 from the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio, respectively. During the same period, BISYS waived administration fees of $419,071, $4,836, $4,819 and $4,385 for the Money Market Fund, the Adviser Growth Portfolio, the Adviser Moderate Portfolio and the Adviser Conservative Portfolio, respectively. *

      For the fiscal year ended May 31, 2003, BISYS earned fees totaling $861,743, $148,658, $142,481, $167,035, $115,629 and $30,928 from the Money
Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund, respectively. During the same period, BISYS waived administration fees of $459,599 for the Money Market Fund. *

      For the fiscal year ended May 31, 2002, BISYS earned fees totaling $958,298, $135,654, $161,575, $249,558, $132,597 and $30,586 from the Money
Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund, respectively. During the same period, BISYS waived administration fees of $511,095 for the Money Market Fund. *

      * No information is provided for the Treasury Fund and the Strategic Dividend Fund, which had no operations during the reporting periods.

                  RENEWAL OF THE INVESTMENT ADVISORY CONTRACTS

      At a meeting held February 10, 2004, the Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Trust and Trustmark National Bank, the Assumption Agreement between Trustmark National Bank and Trustmark (collectively, the "Agreements"). As part of its review of the Agreements, the Trustees received and discussed certain information, including the advisory services performed, qualifications of staffing, compensations and Fund performance. The Board then met with management of Trustmark and counsel to the Trust to discuss this information and Trustmark's intentions with regard to the management of the Funds. The Trustees determined that the advisory fees paid to Trustmark were reasonable and fair based on (1) the nature, quality and scope of the operations and services provided to the Funds by Trustmark which include Trustmark's evaluation of each Fund's investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to Trustmark of performing services for the Funds in the past year and (3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds. In determining to approve the investment advisory contracts, the Board of Trustmark did not identify any single factor as being more important than others, but considered all factors together. The Trustees judged the terms and the conditions of the Agreements including the advisory fee, in light of all surrounding circumstances.

                              PROXY VOTING POLICIES

      The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to Trustmark. The Proxy Voting Policies of the Fund and Trustmark are attached as Exhibit B.

      THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE (i) WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-737-3676; AND (ii) ON THE SEC'S WEBSITE AT HTTP:WWW.SEC.GOV.

                           DISTRIBUTION OF FUND SHARES

      Performance Funds Distributor, Inc. (the "Distributor"), 3435 Stelzer Road, Columbus, OH 43219, serves as principal underwriter for the shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares. The Distributor and its affiliates may finance from their own resources certain activities intended to result in the distribution of the Funds' shares. BISYS, at its expense, may provide additional compensation to dealers in connection with sales of Class A Shares, Class B Shares and Class C Shares of any of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, to the extent permissible, this compensation may be made available only to certain dealers. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

                          RULE 12b-1 DISTRIBUTION PLAN

      Pursuant to Rule 12b-1 under the 1940 Act, the Class A and B Shares of each of the Equity Funds, Income Funds and Money Market Funds and Class C shares of each Portfolio have adopted Distribution and Service Plans (the "Distribution Plans") which permits each such Class to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.35% of the Fund's Class A average daily net assets, and 1.00% of the Fund's Class B and Portfolios' Class C average daily net assets. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as the Board of Trustees determines to be reasonably calculated to result in the sale of shares of the Funds. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses. The SEC has proposed certain amendments to the Rule. If the proposed amendments are adopted, the distribution arrangement described above may have to be modified to ensure that all payments of distribution expenses are attributable to specific sales or promotional services or activities. Any other amendments to the Rule also could require amendments or revisions to the distribution arrangements described above.

      The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the disinterested Trustees. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by any Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the trustees of the Trust and the Qualified Trustees.

      For the fiscal year ended May 31, 2004, the Class B Shares of the Money Market Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund paid $2,450, $6,744, $31,808, $6,359 and $2,295, respectively, pursuant to each Fund's Class B Distribution Plan, all of which amounts were paid to the Distributor as financing agent. No Class B Distribution Plan expenses were paid in fiscal year 2004 for the Short Term Government Fund, since there were no Class B Shares outstanding. *

      For the fiscal year ended May 31, 2004, the Class A Shares of the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund paid $113,406, $30,136, $23,579, $75,459, $50,330 and $2,366 respectively, pursuant to each
Fund's Distribution Plan. Of the Class A Distribution Plan expenses paid in fiscal year 2004, almost entirely all of the expenses were used for broker/dealer compensation, except the following amounts were retained by the
Distributor: $509 for the Money Market Fund, $61 for the Short Term Fund, $345 for the Intermediate Fund, $3,686 for the Large Cap Equity Fund, $2,980 for the Mid Cap Equity Fund, and $1 for the Leaders Equity Fund.

      For the fiscal year ended May 31, 2004, the Class C Shares of the Advisor Growth Portfolio, Advisor Moderate Portfolio and the Advisor Conservative Portfolio paid $48,363, $48,188 and $43,853 respectively, pursuant to each Portfolio's Distribution Plan, all of which were payments made to dealers.

      *No information is provided for the Treasury Fund and the Strategic Dividend Fund, which had no operations during the reporting periods.

      SERVICE ORGANIZATIONS. Various banks (including Trustmark), trust companies, broker-dealers (other than BISYS) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship. Institutional Class investors are not required to purchase shares through or maintain an account with a Service Organization.

      Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Funds' minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts, which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

      Each Fund bears all costs of its operations other than expenses specifically assumed by BISYS, or the Adviser. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund and are allocated to each share class based on the net assets of such share class. Class specific expenses are charged directly to the share class, which bears such expense. No payments were made to Service Organizations for the recent fiscal year end May 31, 2004.

                      CALCULATION OF YIELD AND TOTAL RETURN

      Current yield for the Money Market Fund and the Treasury Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

      Effective yield for the Money Market Fund will be calculated by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

      Effective Yield: [(Base Period Return + 1)/(365/7)] - 1

      The yield for the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

      Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                                 P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

      As indicated in the Prospectus, the Funds may advertise certain yield information.

      Yield for the Income Funds will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                           a-b
                        YIELD = -----------------------------
                                2[(cd+1) to the 6th power -1]

(where a = hypothetical dividends and interest earned during the 30-day period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.) The net investment income of each of such Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in such Funds' net investment income for this purpose. For purposes of sales literature, such Funds' yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

      The yield or total return for each Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund.

      In addition, investors should recognize that changes in the net asset values of shares of a Fund will affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield and total return information for the Funds may be useful in reviewing the performance of a Fund and for providing a basis for comparison with investment alternatives. The yield or total return of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield or total return.

      From time to time, the Trust may quote the Funds' performance in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service, which monitors the performance of mutual funds.

      The Funds' comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

      The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare a Fund's performance with other investments, which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Each of the classes of shares of the Trust's Funds is sold on a continuous basis by the Trust's distributor, Performance Funds Distributor (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Equity Funds, Income Funds and Money Market Funds offer one or more of the following classes of shares: Class A Shares, Class B Shares and Institutional Class Shares. The Portfolios offer one class of shares: Class C shares. The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the funds offer more than one class of shares. Institutional Class Shares which are not subject to sales charges or a CDSC are available only to certain investors. See the Institutional Class prospectus for more information. This SAI contains additional information which may be of interest to investors.

CLASS A SHARES

      As stated in the Prospectus, the public offering price of Class A Shares of the Money Market Fund and the Treasury Fund is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Class A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of each such Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

      The prospectus contains a table of applicable sales charges. Certain purchases of Class A shares may be exempt from a sales charge.

      The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table is in the prospectus.

CLASS B AND C SHARES

      The public offering price of Class B Shares of each Fund is their net asset value per share. Class B shares redeemed prior to seven years from the date of purchase may be subject to a contingent deferred sales charge of 1.00% to 5.00%. Class B Shares are not offered by Short Term Fund. The prospectus contains a table of applicable CDSCs. Class B shares will automatically convert into Class A shares at the end of the month eight years after the purchase date.

      The public offering price of Class C Shares of each Portfolio is its net asset value per share. Class C shares redeemed prior to one year from the date of purchase may be subject to a contingent deferred sales charge of 1.00%.

      Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to dealers and agents selling Class B shares. A dealer commission of 4.00% of the original purchase price of the Class B shares of the Fund and 1.00% of the original purchase price of the Class C shares of the Portfolio will be paid to financial institutions and intermediaries. However, the Distributor may pay a higher dealer commission at its sole discretion.

      SALES WITHOUT SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGES. The Funds may sell shares without a sales charge or CDSC pursuant to several different Special Purchase Plans.

      LETTER OF INTENT. The Funds may waive the sales charge on Class A Shares pursuant to a signed Letter of Intent. The Letter of Intent ("LOI") will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the LOI. A LOI may include purchase of shares made not more than 90 days prior to the date that an investor signs the LOI; however, the 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. A LOI is not a binding obligation upon the investor to purchase the full amount indicated. If the investor desires to redeem shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the LOI, would apply to the total investment made to date. LOI forms may be obtained from Performance Funds Trust or from investment dealers. Interested investors should read the LOI carefully.

      COMBINATION PRIVILEGE AND RIGHT OF ACCUMULATION. A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Class A shares of one or more of the Funds (excluding the Money Market Fund and the Treasury
Fund) or by combining a current purchase of Class A shares of a Fund with prior purchases of Shares of any Fund except the Money Market Fund and the Treasury Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Class A shares of any Fund (excluding the Money Market Fund and the Treasury Fund) sold with a sales charge plus (ii) the then current purchase of Class A shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Class A shares held by the Purchaser in any Fund (excluding the Money Market Fund and the Treasury Fund). To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the

Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

      CLASS A SHARES SALES CHARGE WAIVERS. The following classes of investors may purchase Class A shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

      (1) Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

      (2) Officers, trustees, directors, advisory board members, employees and retired employees of the Trustmark and its affiliates, the Distributor and its affiliates, and employees of the Investment Advisor (and spouses, children and parents of each of the foregoing);

      (3) Investors for whom Trustmark, a Trustmark correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

      (4) Fund shares purchased with the proceeds from a distribution from Trustmark or an affiliate trust or agency account (this waiver applies only to the initial purchase of a Fund subject to a sales load); and

      (5) Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares.

      In addition, the Distributor may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

      CLASS B AND C SHARES CDSC WAIVERS. The CDSC does not apply to (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) death or disability, as defined in
Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund);
(3) minimum required distributions from qualified retirement plans to Shareholders that have attained the age of 70-1/2; (4) redemptions of up to 12% of the account value annually using the Automatic Withdrawal Plan feature; and
(5) investors who purchases Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares. Lower sales charges are available depending upon the amount invested. A CDSC of 1% may apply on certain redemptions of Class A Shares that were purchased without a front-end sales charge. See "Distribution Arrangements/Sales Charges".

      In addition, the following circumstances are not deemed to result in a "redemption" of Class B or C shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions, and exchange offers to which the Fund is a party; or (ii) exchanges for Class B shares of other Funds or Class C shares of other Portfolios of the Trust as described under "Exchange Privilege" in the Prospectus.

      The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

      Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

                        DETERMINATION OF NET ASSET VALUE

      Net asset value per share for each Fund is determined by the Administrator of the Funds on each day the New York Stock Exchange (the "Exchange") is open for trading. The net asset value per share is calculated at 12 noon (eastern time) for the Money Market Fund and the Treasury Fund and at 4:00 p.m. (eastern time) for all other Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to Exchange holidays, the Funds will also be closed on Columbus Day and Veteran's Day, as holidays observed by the Federal Reserve Band of New Orleans. The net asset value per share of each class of shares of the Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of such class. All expenses, including fees paid to the Adviser, the Administrator and the Distributor are accrued daily and taken into account for the purpose of determining the net asset value.

      As indicated under "Fund Share Valuation" in the prospectus, the Money Market Fund and the Treasury Fund use the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Money Market Fund or the Treasury Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing shareholders of the Money Market Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.

      Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund and the Treasury Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 13 months or less and invest only in Eligible Securities determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's or the Treasury Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The extent of any deviations from $1.00 per share will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

      Securities of the Funds for which market quotations are available are valued at latest prices. Securities for which the primary market is a national securities exchange are valued at last reported sales price. Securities traded on NASDAQ are valued at the "Official Closing Price" as reported by NASDAQ. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Trustees and are based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Board of Trustees.

      With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                             PORTFOLIO TRANSACTIONS

      The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

      The Adviser may, in circumstances in which two or more brokers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Contracts, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through whom the Adviser places securities transactions for a Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Funds. In so allocating portfolio transactions, the Adviser may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.

      Except in the case of equity securities purchased by the Equity Funds, purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Any of the Funds may purchase obligations from underwriting syndicates of which the Distributor or affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Persons affiliated with the Adviser, the Fund or BISYS Fund Services may also act as a broker for the Fund under certain conditions in accordance with the provisions of a rule under the 1940 Act.

      Purchases and sales of equity securities for the Equity Funds typically are affected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

      In placing orders for portfolio securities for the Equity Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser will generally seek reasonably competitive spreads or commissions, the Equity Funds will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

      As permitted by Section 28 (e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The amounts of transactions involving such commissions for research services and the services provided by such broker-dealers are periodically reviewed by the Board of Trustees.

      For the fiscal year ended May 31, 2004, the Money Market Fund, the Short Term Fund, the Treasury Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio did not pay any brokerage commissions. During the same period, the Mid Cap Equity Fund, Large Cap Equity Fund, and the Leaders Equity Fund paid $64,514, $159,189 and $169,573, respectively, in brokerage commissions.

      For the fiscal year ended May 31, 2003, the Money Market Fund and the Treasury Fund did not pay any brokerage commissions. During the same period, the Mid Cap Equity Fund, Large Cap Equity Fund, and the Leaders Equity Fund paid $16,758, $31,326 and $131,824, respectively, in brokerage commissions.

      For the fiscal year ended May 31, 2002, the Money Market Fund and the Treasury Fund did not pay any brokerage commissions. During the same period, the Mid Cap Equity Fund, Large Cap Equity Fund, and the Leaders Equity Fund paid $106,261, $117,486 and $104,104, respectively, in brokerage commissions.

      As of May 31, 2004, the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund held investments in securities of their regular broker-dealers as follows:

                       APPROXIMATE AGGREGATE VALUE OF ISSUER'S
                                  SECURITIES OWNED                                NAME OF
FUND                          BY THE FUND AT 5/31/2004                       BROKER OR DEALER
---------------------  ---------------------------------------        ------------------------------
Money Market Fund               $   3,509,000                           Bank of America Securities
Money Market Fund                  10,000,000                                 First Tennessee
Money Market Fund                  23,933,000                                   Wells Fargo

Large Cap Equity Fund               1,735,000                                  Bank of America
Large Cap Equity Fund               1,078,000                            Merrill Lynch and Company
Large Cap Equity Fund                 829,000                         Morgan Stanley Dean Witter Co.
Large Cap Equity Fund               2,058,000                                   Wells Fargo

Leaders Equity Fund                   863,000                            Merrill Lynch and Company

      PORTFOLIO TURNOVER. For the fiscal year ended May 31, 2004, the portfolio turnover rates for the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio were 36%, 20%, 37%, 19% 196%, 14%, 10% and 12%, respectively. For the fiscal year ended May 31, 2003, the portfolio turnover rates for the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and Leaders Equity Fund were 43%, 17%, 4%, 0%, and 185%, respectively. The portfolio turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate.

                              FEDERAL INCOME TAXES

      The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.

      Qualification by a Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of a Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; and (b) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund will not be subject to federal income tax on its net investment income and net capital gains which are distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

      Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gain net income for the one year period ending on October 31 and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and (ii) any amount on which the regulated investment company pays income tax for the year.

      For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

For federal income tax purposes, the following Funds had capital loss carryforwards as of May 31, 2004 which are available to offset future capital gains, if any, to the extent provided by Treasury regulations:

                                      Amount       Expires
                                   ------------  ---------
Money Market Fund                  $        410     2011
Money Market Fund                  $        156     2012
Short Term Government Income Fund  $    595,936     2005
Short Term Government Income Fund  $    210,095     2008
Short Term Government Income Fund  $    723,544     2009
Short Term Government Income Fund  $     86,910     2012
Intermediate Term Fund             $  3,322,439     2009
Leaders Equity Fund                $  3,587,425     2010
Leaders Equity Fund                $  3,575,688     2011

      A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

      It is anticipated that a portion of the dividends paid by the Equity Funds will qualify for the dividends-received deduction available to corporations. The Equity Funds are required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of each Fund's taxable year. The dividends paid by the other Funds are not expected to qualify. Tax law proposals introduced from time to time, may also affect the dividends received deduction.

      Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from a Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

      Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

      The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

      If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares the shareholder subsequently pays a reduced sales load for shares of a Fund, the sales load previously incurred acquiring the Fund's shares shall not be taken into account (to the Extent such previous sales loads so not exceed the reduction in sales loads) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

      Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.

      If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

      The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by a Fund at the end of a fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Code Section 988 may also apply to forward contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules (such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules) that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. Investors should consult their tax advisers with respect to such rules.

BACKUP WITHHOLDING

      The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

      Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

      FOREIGN SHAREHOLDERS. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 28% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 28% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

                          SHARES OF BENEFICIAL INTEREST

      Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and consists of multiple separate portfolios or series, ten of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid and non-assessable.

      Each Fund offers Class A shares (except for the Portfolios), Class B shares (except for the Short Term Fund, the Portfolios and the Strategic Dividend Fund) and Institutional Class shares (except for the Portfolios). Each Portfolio offers Class C shares. Institutional Class shares and Class A. B and C shares are identical in all respects with the exception that the Class A shares are subject to a front end sales charge and Class B and Class C shares may be subject to a contingent deferred sales charge and Class A, B and C shares may be subject to Rule 12b-1 fees to which the Institutional Class shares are not subject. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-737-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.

      Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund. The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Funds' Articles of Incorporation, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund's Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (II) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least

10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

      Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

As of September 1, 2004, the following were five percent or greater shareholders of the Funds:

                                MONEY MARKET FUND

                                                      SHARE BALANCE             PERCENTAGE
                                                     ----------------           ----------
INSTITUTIONAL CLASS

Harman & Co.                                           536,750,615.56                99.05%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Frazer Davidson                                          9,232,264.86                19.64%
500 E. Capital Street
Jackson, MS 39201

St. Dominic Jackson Memorial Hospital                    4,341,458.88                 9.24%
969 Lakeland Drive
Jackson, MS 39216-4602

CLASS B SHARES

Donaldson Lufkin Jenrette                                  229,017.85                98.85%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

                        SHORT TERM GOVERNMENT INCOME FUND

                                                      SHARE BALANCE              PERCENTAGE
                                                     ----------------            ----------
INSTITUTIONAL CLASS

Harman & Co.                                             6,498,361.39                91.05%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Donaldson Lufkin Jenrette                                  316,283.99                35.56%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Nationwide Trust Company                                   531,956.51                59.81%
FSB
PO Box 182029
Columbus, OH 43218-2029

                          INTERMEDIATE TERM INCOME FUND


                                                      SHARE BALANCE             PERCENTAGE
                                                     ----------------           ----------
INSTITUTIONAL CLASS

Harman & Co.                                             6,563,801.63                93.72%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Donaldson Lufkin Jenrette                                   91,614.01                12.02%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Nationwide Trust Company                                   607,152.10                79.66%
FSB
P.O. Box 182029
Columbus, OH 43218-2029

CLASS B SHARES

Donaldson Lufkin Jenrette                                   43,226.77                88.81%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

STERNE AGEE   LEACH INC                                      5,325.75                10.94%
813 SHADES CREEK PKY
BIRMINGHAM AL 35209


                              LARGE CAP EQUITY FUND

                                                      SHARE BALANCE              PERCENTAGE
                                                      -------------              ----------
INSTITUTIONAL CLASS

Harman & Co.                                           3,937,121.36                 89.11%

c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

NATIONWIDE TRUST COMPANY                              866,975.42                 48.25%
FSB
P O BOX 182029
COLUMBUS OH 432182029

DONALDSON LUFKIN JENRETTE                             737,397.56                 41.04%
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998

CLASS B SHARES

DONALDSON LUFKIN JENRETTE                             168,482.28                 88.83%
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998

                               MID CAP EQUITY FUND

                                                      SHARE BALANCE             PERCENTAGE
                                                     ----------------           ----------
INSTITUTIONAL CLASS

Harman & Co.                                             3,698,093.95                90.27%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Nationwide Trust Company                                   894,167.59                62.75%
FSB
PO Box 182029
Columbus, OH 43218-2029

Donaldson Lufkin Jenrette                                  377,111.09                26.46%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

CLASS B SHARES

Donaldson Lufkin Jenrette                                   52,276.37                71.39%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

LINSCO Private Leger Corp.                                  11,216.22                15.32%
For Benefit of Linda S Montgomery
9785 Towne Centre Drive
San Diego, CA 92121-1968

STERNE AGEE LEACH INC                                        7,571.13                10.34%
813 SHADES CREEK PKY
BIRMINGHAM AL 35209


                               LEADERS EQUITY FUND

                                                       SHARE BALANCE            PERCENTAGE
                                                     ----------------           ----------
INSTITUTIONAL CLASS

Harman & Co.                                             4,044,222.52                93.63%
c/o Trustmark National Bank
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

CLASS A SHARES

Nationwide Trust Company FSB                                93,467.74                50.04%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Donaldson Lufkin Jenrette                                   83,850.88                44.89%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

CLASS B SHARES

Donaldson Lufkin Jenrette                                   33,461.98                98.06%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

                                 ADVISOR GROWTH PORTFOLIO
CLASS C SHARES

Trustmark                                                  500,000.00                79.96%
248 E Capital Street
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                                               125,329.99                20.04%
P.O. Box 2052
Jersey City, NJ  07303-9998

                           ADVISOR MODERATE PORTFOLIO

CLASS C SHARES

Trustmark                                                  500,072.74                58.64%
248 E Capital Street
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                                               351,566.69                41.22%
P.O. Box 2052
Jersey City, NJ 07303-9998

                         ADVISOR CONSERVATIVE PORTFOLIO

CLASS C SHARES

Trustmark                                                  502,174.99                88.00%
248 E Capital Street
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                                                68,466.87                12.00%
P.O. Box 2052
Jersey City, NJ 07303-9998

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

                                OTHER INFORMATION

      The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Householding. Shareholders will receive mailings of the shareholder report and the prospectus on a regular basis. To reduce Fund expenses, related shareholders will be identified and mailed only one document. This process, called "householding", will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800-737-3676.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                    CUSTODIAN

      Trustmark National Bank acts as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Trustmark National Bank receives an asset-based fee and transaction charges.

      For the fiscal year ended May 31, 2004, the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leaders Equity Fund, the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio paid $209,535, $38,657, $32,739, $42,213, $34,494, $11,174, $1,935, $1,928 and $1,754,
respectively, to the Custodian. During the same period, Trustmark National Bank waived custodian fees of $967, $964 and $877 for the Advisor Growth Portfolio, the Advisor Moderate Portfolio and the Advisor Conservative Portfolio, respectively. *

      For the fiscal year ended May 31, 2003, the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund paid $229,799, $39,642, $37,995, $44,543,
$30,835 and $8,247, respectively, to the Custodian.*

      For the fiscal year ended May 31, 2002, the Money Market Fund, the Short Term Fund, the Intermediate Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund paid $255,547, $36,175, $43,087, $66,549,
$35,360, and $8,156, respectively, to the Custodian. *

* no information is provided for the Treasury Fund and the Strategic Dividend Fund, which had no operations during the reporting periods.

                                  LEGAL COUNSEL

      Drinker Biddle & Reath LLP serves legal counsel for the Trust and the Trust's independent trustees. The address of Drinker Biddle & Reath is One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

                                     EXPERTS

      PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215.

                              FINANCIAL STATEMENTS

Financial Statements for the Funds (except for the Treasury Fund and the Portfolios) as of May 31, 2004 and for the period then ended including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, as contained in the Annual Report to Shareholders are incorporated by reference.

                                    APPENDIX

      The following is a description of the ratings by Moody's and Standard & Poor's.

                         MOODY'S INVESTORS SERVICE, INC.

      Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

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

      Suspension or withdrawal may occur if new and material circumstances arise the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1

                          STANDARD & POOR'S CORPORATION

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Corporation ("SAP"). Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

      C1: The rating C1 is reserved for income bonds on which no interest is being paid.

      D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

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

Exhibit B

                                PERFORMANCE FUNDS
                               PROXY VOTING POLICY

It is the policy of the Board of Trustees of Performance Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight.1 The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held in portfolios of Performance Funds (the "Funds") is an asset of the Funds. Each adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

REVIEW OF POLICIES & PROCEDURES

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

VOTING RECORD REPORTING

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

SUBADVISERS

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

RECORD RETENTION

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

REVOCATION

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

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                          TRUSTMARK INVESTMENT ADVISORS
                             Proxy Voting Procedures

The Firm's Policy & Procedures Manual regarding proxy voting provides:

      Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

These procedures are adopted by the Investment Committee (the "Committee") pursuant to the policy cited above.

1. Evaluation and Voting

The President of the Firm may designate one or more employees of the Firm (the "designated employee") to review each proxy received by the Firm which the Firm has the responsibility to vote. The designated employee will review the issues presented by the proxy and, where it is appropriate to do so will vote the proxy in accordance with the proxy voting guidelines.

If the proxy presents issues not addressed in the proxy voting guidelines or the designated employee believes that one or more issues presented by the proxy should not be voted as indicated by the guidelines, the designated employee will prepare a memorandum with respect to the proxy setting out:

      -     the issue presented;

      - the interests of the Firm or of affiliates of the Firm, if any, in the issue;

      -     the interest of the client accounts in the issue presented and

      -     a recommendation for voting the proxy.

The memorandum will include a record of all external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee.

The memorandum will be presented to the President who will:

      -     direct that the proxy be voted as recommended by the memorandum;

      -     return the memorandum for further consideration; or

      - in the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Committee for direction with respect to the voting of the proxy.

It is the responsibility of the President of the Firm to ensure that proxies are voted timely and in the manner he or she directs.

The President will submit a report to the Committee setting out those proxies that have been voted since the last meeting of the Committee.

CONFLICTS OF INTEREST

The Firm will maintain a list of those companies which issue publicly traded securities and with which the Firm or its affiliates have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:

      - Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;

      - Companies affiliated with officers, or immediate family members of officers of the Firm or affiliates of the Firm;

      - Companies that maintain significant business relationships with the Firm or with affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

Proxies that are received from companies on the list will be directed to the Committee for its consideration. The Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm's commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. If it is appropriate to do so, the Committee may direct the President:

      - to vote the proxy in accordance with voting guidelines adopted by the Firm and in force at the time the proxy was received,

      - employ an outside service provider to advise in the voting of the proxy,

      - employ an outside service provider to vote the proxy on behalf of the Firm and its clients, or

      - decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

2. Delegation of Proxy Voting

In the alternative, if it believes such an arrangement is reasonably designed to ensure that the Firm will vote client securities in the best interest of the clients and will avoid material conflicts between the Firm and its clients, the Committee may recommend to the Board one or more unaffiliated service providers (the "designated providers") either to advise the Firm with respect to voting proxies, or to which the Firm may delegate the responsibility for voting proxies which the Firm has the responsibility to vote. The designated provider will review the issues presented by each proxy and, will vote the proxy on behalf of the Firm in accordance with its proxy voting guidelines.

3. Reporting

The President of the Firm will submit a report to the Committee of each proxy voted by the Firm since the last meeting of the Committee. Where an outside service provider has been involved either to advise the Firm with respect to voting of the proxy or to vote the proxy on behalf of the Firm, the President will submit a separate report to the Committee including reports, memoranda or other materials received from the outside service provider relating to the voting of proxies.

ORLEANS CAPITAL MANAGEMENT (THE "COMPANY")

PROXY VOTING. DOL Interpretive Bulletin 94-2 (see Section XXIII) provides a summary of proxy voting duties for ERISA plan assets. The Chief Compliance Officer (CCO) will review this Bulletin prior to the Company exercising proxy voting rights in regard to any ERISA plan assets under management.

            1.    PROXY VOTING POLICIES

    The Company shall vote proxies related to securities held by any client in a manner solely in the interest of the client. The Company shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Company shall establish a proxy voting committee. This committee will be responsible for voting proxies in the best interests of the Company's clients. The CCO will be the chair of this committee and will be the person responsible for its decisions on proxy voting and shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

                  2.    PROXY VOTING PROCEDURES

      a. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the CCO for the client's account will be responsible for voting the proxies related to that account.

      b. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the CCO.

      c. Prior to voting, the CCO will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      d. The CCO will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      e. The CCO will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed in the proper client's file and becomes a permanent part of the records of the Company.

      f. On an ongoing basis, the CCO will monitor corporate management of issuers whose securities are held by clients whose accounts he or she manages and where appropriate will communicate with the management of such issuers.

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      g.    Periodically, the CCO will:

      1. Verify that all annual proxies for the securities held in the clients managed by the Company have been received;

      2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      3. Report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written manner;

      4. Review the files to verify that records of the voting of the proxies have been properly maintained; and

      5. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures.

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